Exhibit T3E.2

LETTER OF TRANSMITTAL

KINNEY DRUGS, INC.
KINNEY DRUGS, INC. EMPLOYEE STOCK OWNERSHIP AND 401(k) PLAN

JOINT OFFER TO EXCHANGE ALL OF THE KINNEY DRUGS, INC. CLASS A
COMMON SHARES, PAR VALUE $2.50 PER SHARE, NOT OWNED BY
THE KINNEY DRUGS, INC. EMPLOYEE STOCK
OWNERSHIP AND 401(k) PLAN
OR
 THE KINNEY DRUGS, INC. PENSION PLAN
AT A PURCHASE PRICE OF $90.00 PER SHARE

THE OFFER TO EXCHANGE WILL EXPIRE AT 5:00 P.M. EASTERN TIME
ON APRIL 16, 2008 UNLESS THE OFFER TO EXCHANGE IS EXTENDED

The Exchange Officer for the Offer to Exchange is Warren D. Wolfson, Esq.,
Secretary of Kinney Drugs, Inc.

c/o Hancock & Estabrook, LLP
P.O. Box 4976
Syracuse, New York  13221-9902

For use by Holders of Kinney Drugs, Inc. Class A Common Shares, par value $2.50 per share.  Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of this Letter of Transmittal via facsimile, will not constitute a valid delivery. The method of delivery of all documents, including certificates, is at the option and risk of the Holder. Delivery will be deemed made only when actually received by the Exchange Officer.

The instructions contained within this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

SIGNATURE(S) MUST BE PROVIDED ON PAGE 6

Please complete the accompanying IRS Form W-9

Description of Class A Common Shares, Par Value $2.50 Per Share, Exchanged

	Share Certificate	Total Number of
Name and Address of Registered Holder(s) (1)	Numbers	Shares

Total Number of Lost Shares	xxxxxxxxxxxxxx	_____________________

Total Shares Exchanged (2)
(1) The names of the Registered Holder(s) of the exchanged shares should be printed exactly as they appear on the share certificates exchanged.
(2) Unless otherwise indicated, all shares represented by share certificates delivered to the Exchange Officer will be deemed to have been exchanged. The terms of the Exchange Offer require that Holders exchange all shares they own, and the Company and the ESOP/401(k) Plan are entitled to reject partial exchanges (see Instruction 2). By delivering any share certificate(s), the Registered Holder(s) will be deemed to have presented for exchange all shares held in the Holder's name(s) (see Instruction 2).
(3) If the space provided for the listing of share certificates is inadequate, such share certificates should be listed on a separate signed schedule and attached to the Letter of Transmittal.

Description of Class A Common Shares, Par Value $2.50 Per Share, Exchanged

	Share Certificate	Total Number of
Name and Address of Registered Holder(s) (1)	Numbers	Shares

Total Number of Lost Shares	xxxxxxxxxxxxxx	_____________________

Total Shares Exchanged (2)

(1) The names of the Registered Holder(s) of the exchanged shares should be printed exactly as they appear on the share certificates exchanged.
(2) Unless otherwise indicated, all shares represented by share certificates delivered to the Exchange Officer will be deemed to have been exchanged. The terms of the Exchange Offer require that Holders exchange all shares they own, and the Company and the ESOP/401(k) Plan are entitled to reject partial exchanges (see Instruction 2). By delivering any share certificate(s), the Registered Holder(s) will be deemed to have presented for exchange all shares held in the Holder's name(s) (see Instruction 2).
(3) If the space provided for the listing of share certificates is inadequate, such share certificates should be listed on a separate signed schedule and attached to the Letter of Transmittal.

The undersigned hereby acknowledges that he, she or it has received and read the Joint Offer to Exchange, dated March 17, 2008 (the "Exchange Offer"), of Kinney Drugs, Inc. (the "Company") and the Kinney Drugs, Inc. Employee Stock Ownership and 401(k) Plan (the "ESOP/401(k) Plan") and this Letter of Transmittal (the "Letter of Transmittal"), which together constitute the Company's and the ESOP/401(k) Plan's  joint offer to exchange any and all shares of the Company's Class A Common Shares, par value $2.50 per share, not owned by the ESOP/401(k) Plan or the Kinney Drugs, Inc. Pension Plan (the "Shares"), for cash and the Company's newly issued 5% Participating Promissory Notes due 2015 (the " Promissory Notes") (the "Offer to Exchange"), upon the terms and subject to the conditions specified in the Exchange Offer.

The Company and the ESOP/401(k) Plan reserve the right, at any time or from time to time, to extend the Offer to Exchange, in which event the term "Expiration Time" shall mean the latest time and date to which the Offer to Exchange is extended. The Company shall notify the holders of the Shares (the "Holders") of any extension as promptly as practicable with a public announcement thereof.

This Letter of Transmittal is required to be completed by the Holders.  By completing, executing and delivering this Letter of Transmittal, you indicate your intent to participate in the Offer to Exchange.

The Board of Directors of the Company (the "Board") and the Trustee of the ESOP/401(k) Plan (the "ESOP/401(k) Plan Trustee") have authorized the Offer to Exchange.  However, the ESOP/401(k) Plan Trustee is not making any recommendation as to whether you should choose to exchange your Shares.  The Board has determined that the Offer to Exchange is fair to, and in the best interests of, the Company and its shareholders, and recommends to the Holders that they exchange their Shares in accordance with the terms of the Exchange Offer.

SIGNATURE(S) MUST BE PROVIDED ON PAGE 6.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY.

Ladies and Gentlemen:

Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby exchanges with the Company and the ESOP/401(k) Plan the Shares set forth in the box above entitled "Description of Class A Common Shares, Par Value $2.50 Per Share, Exchanged". Subject to, and effective upon, the acceptance for exchange of the Shares exchanged pursuant to this Letter of Transmittal, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company and the ESOP/401(k) Plan, in accordance with the Exchange Offer, all right, title and interest in and to such Shares.

The undersigned understands that for each of the exchanged Shares, the Holder will receive (i) $27.00 in cash; and (ii) $63.00 in principal amount of Promissory Notes.

Capitalized terms not otherwise defined herein have the meaning assigned to such terms in the Exchange Offer.

By signing this Letter of Transmittal and delivering the Shares to be exchanged, the undersigned hereby represents and warrants to the Company and ESOP/401(k) Plan that:  (i) the undersigned has full power and authority to exchange the Shares being delivered for exchange; (ii) upon acceptance of the exchanged Shares by the Company and ESOP/401(k) Plan, the Company and ESOP/401(k) Plan will acquire good and marketable title thereto, free and clear of all liens, restrictions, charges and encumbrances or other obligations relating to the sale or transfer of such Shares; (ii) the undersigned is delivering for exchange all of the Shares owned by the undersigned, whether or not all share certificates registered in the name of the undersigned are being delivered herewith; and (iii) the undersigned has read and agrees to all of the terms of the Exchange Offer.

All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, personal representatives, trustees in bankruptcy, successors and assigns of the undersigned.

Subject to, and effective upon, the acceptance for exchange of all of the Shares exchanged by this Letter of Transmittal in accordance with the terms and conditions of the Exchange Offer, the undersigned hereby exchanges, sells, assigns and transfers to or upon the order of the Company and the ESOP/401(k) Plan, in accordance with the Exchange Offer, all right, title and interest in and to the Shares exchanged pursuant to this Letter of Transmittal, and releases and discharges the Company and ESOP/401(k) Plan from any and all claims the undersigned may have now, or may have in the future, arising out of, or related to, the Shares.

The undersigned hereby irrevocably constitutes and appoints the Exchange Officer as its agent and attorney-in-fact (with full knowledge that the Exchange Officer is also acting as the agent of the Company and ESOP/401(k) Plan in connection with the Offer to Exchange) with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest to (i) deliver the exchanged Shares to the Company and the ESOP/401(k) Plan together with all accompanying evidences of transfer and authenticity to the Company, upon receipt by the Exchange Officer, as its agent, of the cash and Promissory Notes to be paid in exchange for the Shares;  (iii) present the Shares for transfer, and to transfer the Shares on the books of the Company;  and (iv) receive all benefits and otherwise exercise all  rights of ownership of the exchanged Shares, all in accordance with the terms and conditions of the Exchange Offer.

The undersigned will, upon request, execute and deliver any additional documents deemed by the Company or the ESOP/401(k) Plan to be necessary or desirable to complete the sale, assignment and transfer of the Shares exchanged pursuant to this Letter of Transmittal. All authority conferred or agreed to be conferred in this Letter of Transmittal, and every obligation of the undersigned hereunder, shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.

Please issue the Promissory Notes in the name(s) of the registered Holder(s) appearing above in the box above entitled "Description of Class A Common Shares, Par Value $2.50 Per Share, Exchanged".

THE UNDERSIGNED, BY COMPLETING THE ABOVE BOX ENTITLED
"DESCRIPTION OF CLASS A COMMON SHARES, PAR VALUE $2.50 PER SHARE,
EXCHANGED" AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE
EXCHANGED THEIR SHARES AS SET FORTH IN SUCH BOX
AS WELL AS ANY OTHER SHARES OF THE COMPANY REGISTERED
IN THE NAME OF THE HOLDER(S).

This Letter of Transmittal must be signed by the Holder(s) of the Shares being exchanged exactly as his, her, its or their name(s) appear(s) on certificate(s) for such Shares.  If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to the Company, the ESOP/401(k) Plan and the Exchange Officer of such person’s authority to so act. See Instruction 3.

IMPORTANT
PLEASE SIGN HERE

Signature(s) of Holders

Dated: _________________

Signature(s): _____________________________________________

_____________________________________________

Name(s) (please print): ____________________________________________

_____________________________________________

Taxpayer ID Nos. _____________________________________________

_____________________________________________

Capacity (full title): _____________________________________________

_____________________________________________

Address: _____________________________________________

_____________________________________________

Area Code and
Telephone No.: _____________________________________________

(Please complete the accompanying IRS Form W-9)

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE

1          Delivery of this Letter of Transmittal and Share Certificates.  For an exchange of Share certificates to be considered validly offered for exchange, the Exchange Officer must receive any required documents at his address indicated on the cover page of this Letter of Transmittal prior to the Expiration Time. The exchange by a Holder will constitute a binding agreement between the Holder and the Company and ESOP/401(k) Plan in accordance with the terms and subject to the conditions of the Exchange Offer.

2.         No Partial Exchanges Accepted.  If fewer than all the Shares registered to a Holder are delivered to the Exchange Officer to be exchanged or if fewer than all of the Shares owned by a Holder are offered for exchange, the Company and ESOP/401(k) Plan will be entitled to reject in its entirety any exchange made by such Holder.  Unless otherwise indicated by the Holder, all Shares registered in the Holder's name will be deemed to have been presented for exchange whether or not all Share certificates registered in the name of the Holder are being delivered herewith.

3.           Signature(s).  The Letter of Transmittal should be signed by the registered Holder(s) of the Shares referred to in this Letter of Transmittal.  The signature(s) should correspond with the name(s) as written on the face of the Share certificates.  If any of the Shares exchanged are held of record by two or more persons, all such persons must sign the Letter of Transmittal.  If any of the Shares exchanged are registered in different names it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations.  However, if Share certificates are registered in maiden and married names, you need not submit separate Letters of Transmittal.

The Holder(s) need not endorse any Share certificates nor provide a separate stock power.

If the Letter of Transmittal is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and proper evidence satisfactory to the Company, the ESOP/401(k) Plan and the Exchange Officer of the authority of such persons to act must be submitted.

4.           Transfer Taxes.  The Company and ESOP/401(k) Plan will pay all transfer taxes applicable to the exchange and transfer of Shares pursuant to the Exchange Offer.

      5.           Requests for Assistance or Additional Copies.  Any questions or requests for assistance and additional copies of the Exchange Offer and this Letter of Transmittal should be directed to Warren D. Wolfson, Esq., at (315) 425-7960.

      6.           Irregularities.  All questions as to the form of documents and the validity, eligibility (including the time of receipt) and acceptance for exchange of any Shares will be determined by the Company, in its sole and absolute discretion, and its determination will be final and binding. The Company and the ESOP/401(k) Plan reserve the absolute right to reject any and all exchanges of Shares that it or they determine are not in proper form or the acceptance of or exchange for which may, in the opinion of the Company's counsel, be unlawful. The Company and ESOP/401(k) Plan also reserve the absolute right to waive any defect or irregularity in any exchange of Shares. No exchange of Shares will be deemed to have been made until all defects and irregularities in the exchange of such Shares have been cured or waived. None of the Company and ESOP/401(k) Plan, the Exchange Officer or any other person will be under any duty to give notice of any defect or irregularity in the exchanged Shares, nor shall any of them incur any liability for failure to give any such notice. The Company's and ESOP/401(k) Plan's interpretation of the terms or conditions of the Exchange Offer will be final and binding.

7.           Waiver of Conditions.  The Company and ESOP/401(k) Plan reserve the right to waive certain conditions enumerated in the Exchange Offer.

        8.           Inadequate Space.  If the space provided in the above "Description of Class A Common Shares, Par Value $2.50 Per Share, Exchanged" box is inadequate, the number of Shares and any other required information should be listed on a separate signed schedule and attached to the Letter of Transmittal.

9.           Lost, Mutilated or Destroyed Share Certificates.  The Holder may need to complete an Affidavit of Lost Share Certificate with respect to any lost certificate(s). If any certificate(s) representing the Shares have been lost, stolen or destroyed, please complete the enclosed "Lost Share Affidavit."  The Holder will not receive a replacement certificate in respect of lost certificates, but will receive cash and Promissory Notes, as provided in the Exchange Offer.

10.           IRS Form W-9.  Under the federal income tax laws, the Company will be required to withhold a portion of the amount of any payments made to certain Holders pursuant to the Exchange Offer. In order to avoid such backup withholding, each exchanging Holder that is a United States citizen, resident or entity, and, if applicable, each other United States payee, must provide the Exchange Officer with such Holder’s or payee’s correct taxpayer identification number ("TIN") and certify that such Holder or payee is not subject to such backup withholding by completing the IRS Form W-9. Certain Holders or payees (including, among others, corporations, non-resident foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements.

All Holders are urged to consult their own tax advisors to determine whether they are exempt from these backup withholding and reporting requirements. For further information concerning backup withholding see the "IMPORTANT TAX INFORMATION" section below.

Failure to complete IRS Form W-9 will not, by itself, cause Shares to be deemed invalidly exchanged, but may require the Company to withhold a portion of the amount of any payments made pursuant to the Exchange Offer. NOTE: FAILURE TO COMPLETE AND RETURN IRS FORM W-9 MAY RESULT IN BACKUP WITHHOLDING OF A PORTION OF ANY EXCHANGE MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE "IMPORTANT TAX INFORMATION" SECTION BELOW.

IMPORTANT TAX INFORMATION

Under the federal income tax law, a Holder whose exchanged Shares are accepted for exchange is required by law to provide the Company with such Holder’s correct Taxpayer Identification Number ("TIN") on Internal Revenue Service ("IRS") Form W-9. If such Holder is an individual, the TIN is such Holder’s social security number. If the Company is not provided with the correct TIN, the Holder may be subject to penalties imposed by the IRS and any gross proceeds received pursuant to the Exchange Offer may be subject to backup withholding.

If backup withholding applies, the Company is required to withhold twenty eight percent (28%) of the amount of gross proceeds received by the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the IRS provided that the required information is furnished to the IRS.

For further information concerning backup withholding and instructions for completing Form W-9 (including how to obtain a TIN if you do not have one and how to complete Form W-9 if Shares are held in more than one name), see page 4 of the Instructions that accompany Form W-9.

Purpose of Form W-9

To prevent backup withholding on payments that are made to a United States Holder with respect to the gross proceeds received pursuant to the Exchange Offer, the Holder is required to notify the Company of such Holder’s correct TIN by completing Form W-9 certifying, under penalties of perjury, (i) that the TIN provided on Form W-9 is correct (or that such Holder is awaiting a TIN), (ii) that such Holder is not subject to backup withholding because (a) such Holder has not been notified by the IRS that such Holder is subject to backup withholding as a result of a failure to report all interest or dividends, (b) the IRS has notified such Holder that such Holder is no longer subject to backup withholding, or (c) such Holder is exempt from backup withholding; and (iii) that such Holder is a U.S. person.

What Number to Give the Company

United States Holders are required to give the Company the social security number or employer identification number of the record Holder of the Shares exchanged. If the Shares are in more than one name or are not in the name of the actual owner, consult the Instructions on page 4 that accompany Form W-9 for additional guidance on which number to report. If the exchanging Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, the Holder should write "Applied For" in the space for the TIN, sign and date the form and return it to the Company. Notwithstanding the foregoing, the Company will withhold twenty eight percent (28%) of the gross proceeds received by such Holder until a TIN is provided to the Company. Such amounts will be refunded to such surrendering Holder if a TIN is provided to the Company within sixty (60) days.

Form **W-9**
(Rev. October 2007)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)

Business name, if different from above

Check appropriate box: ☐ Individual/Sole proprietor ☐ Corporation ☐ Partnership
☐ Limited liability company. Enter the tax classification (D=disregarded entity, C=corporation, P=partnership) ▶ ....
☐ Other (see instructions) ▶
☐ Exempt payee

Address (number, street, and apt. or suite no.)

City, state, and ZIP code

Requester's name and address (optional)
Kinney Drugs, Inc
29 East Main Street
Gouverneur, NY 13642

List account number(s) here (optional)

Part I **Taxpayer Identification Number (TIN)**

Enter your TIN in the appropriate box. The TIN provided must match the name given on Line 1 to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number

or

Employer identification number

Part II **Certification**

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here | Signature of U.S. person ▶ | **Date ▶**

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

The person who gives Form W-9 to the partnership for purposes of establishing its U.S. status and avoiding withholding on its allocable share of net income from the partnership conducting a trade or business in the United States is in the following cases:

- The U.S. owner of a disregarded entity and not the entity,

Cat. No. 10231X Form **W-9** (Rev. 10-2007)

Form W-9 (Rev. 10-2007) Page **2**

- The U.S. grantor or other owner of a grantor trust and not the trust, and
- The U.S. trust (other than a grantor trust) and not the beneficiaries of the trust.

Foreign person. If you are a foreign person, do not use Form W-9. Instead, use the appropriate Form W-8 (see Publication 515, Withholding of Tax on Nonresident Aliens and Foreign Entities).

Nonresident alien who becomes a resident alien. Generally, only a nonresident alien individual may use the terms of a tax treaty to reduce or eliminate U.S. tax on certain types of income. However, most tax treaties contain a provision known as a "saving clause." Exceptions specified in the saving clause may permit an exemption from tax to continue for certain types of income even after the payee has otherwise become a U.S. resident alien for tax purposes.

If you are a U.S. resident alien who is relying on an exception contained in the saving clause of a tax treaty to claim an exemption from U.S. tax on certain types of income, you must attach a statement to Form W-9 that specifies the following five items:

1. The treaty country. Generally, this must be the same treaty under which you claimed exemption from tax as a nonresident alien.
2. The treaty article addressing the income.
3. The article number (or location) in the tax treaty that contains the saving clause and its exceptions.
4. The type and amount of income that qualifies for the exemption from tax.
5. Sufficient facts to justify the exemption from tax under the terms of the treaty article.

Example. Article 20 of the U.S.-China income tax treaty allows an exemption from tax for scholarship income received by a Chinese student temporarily present in the United States. Under U.S. law, this student will become a resident alien for tax purposes if his or her stay in the United States exceeds 5 calendar years. However, paragraph 2 of the first Protocol to the U.S.-China treaty (dated April 30, 1984) allows the provisions of Article 20 to continue to apply even after the Chinese student becomes a resident alien of the United States. A Chinese student who qualifies for this exception (under paragraph 2 of the first protocol) and is relying on this exception to claim an exemption from tax on his or her scholarship or fellowship income would attach to Form W-9 a statement that includes the information described above to support that exemption.

If you are a nonresident alien or a foreign entity not subject to backup withholding, give the requester the appropriate completed Form W-8.

What is backup withholding? Persons making certain payments to you must under certain conditions withhold and pay to the IRS 28% of such payments. This is called "backup withholding." Payments that may be subject to backup withholding include interest, tax-exempt interest, dividends, broker and barter exchange transactions, rents, royalties, nonemployee pay, and certain payments from fishing boat operators. Real estate transactions are not subject to backup withholding.

You will not be subject to backup withholding on payments you receive if you give the requester your correct TIN, make the proper certifications, and report all your taxable interest and dividends on your tax return.

Payments you receive will be subject to backup withholding if:

1. You do not furnish your TIN to the requester,
2. You do not certify your TIN when required (see the Part II instructions on page 3 for details),
3. The IRS tells the requester that you furnished an incorrect TIN,
4. The IRS tells you that you are subject to backup withholding because you did not report all your interest and dividends on your tax return (for reportable interest and dividends only), or
5. You do not certify to the requester that you are not subject to backup withholding under 4 above (for reportable interest and dividend accounts opened after 1983 only).

Certain payees and payments are exempt from backup withholding. See the instructions below and the separate Instructions for the Requester of Form W-9.

Also see *Special rules for partnerships* on page 1.

Penalties

Failure to furnish TIN. If you fail to furnish your correct TIN to a requester, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Civil penalty for false information with respect to withholding. If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

Criminal penalty for falsifying information. Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

Misuse of TINs. If the requester discloses or uses TINs in violation of federal law, the requester may be subject to civil and criminal penalties.

Specific Instructions

Name

If you are an individual, you must generally enter the name shown on your income tax return. However, if you have changed your last name, for instance, due to marriage without informing the Social Security Administration of the name change, enter your first name, the last name shown on your social security card, and your new last name.

If the account is in joint names, list first, and then circle, the name of the person or entity whose number you entered in Part I of the form.

Sole proprietor. Enter your individual name as shown on your income tax return on the "Name" line. You may enter your business, trade, or "doing business as (DBA)" name on the "Business name" line.

Limited liability company (LLC). Check the "Limited liability company" box only and enter the appropriate code for the tax classification ("D" for disregarded entity, "C" for corporation, "P" for partnership) in the space provided.

For a single-member LLC (including a foreign LLC with a domestic owner) that is disregarded as an entity separate from its owner under Regulations section 301.7701-3, enter the owner's name on the "Name" line. Enter the LLC's name on the "Business name" line.

For an LLC classified as a partnership or a corporation, enter the LLC's name on the "Name" line and any business, trade, or DBA name on the "Business name" line.

Other entities. Enter your business name as shown on required federal tax documents on the "Name" line. This name should match the name shown on the charter or other legal document creating the entity. You may enter any business, trade, or DBA name on the "Business name" line.

Note. You are requested to check the appropriate box for your status (individual/sole proprietor, corporation, etc.).

Exempt Payee

If you are exempt from backup withholding, enter your name as described above and check the appropriate box for your status, then check the "Exempt payee" box in the line following the business name, sign and date the form.

Form W-9 (Rev. 10-2007) Page 3

Generally, individuals (including sole proprietors) are not exempt from backup withholding. Corporations are exempt from backup withholding for certain payments, such as interest and dividends.

Note. If you are exempt from backup withholding, you should still complete this form to avoid possible erroneous backup withholding.

The following payees are exempt from backup withholding:

1. An organization exempt from tax under section 501(a), any IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2),

2. The United States or any of its agencies or instrumentalities,

3. A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities,

4. A foreign government or any of its political subdivisions, agencies, or instrumentalities, or

5. An international organization or any of its agencies or instrumentalities.

Other payees that may be exempt from backup withholding include:

6. A corporation,

7. A foreign central bank of issue,

8. A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States,

9. A futures commission merchant registered with the Commodity Futures Trading Commission,

10. A real estate investment trust,

11. An entity registered at all times during the tax year under the Investment Company Act of 1940,

12. A common trust fund operated by a bank under section 584(a),

13. A financial institution,

14. A middleman known in the investment community as a nominee or custodian, or

15. A trust exempt from tax under section 664 or described in section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt payees listed above, 1 through 15.

IF the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt payees except for 9
Broker transactions	Exempt payees 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker
Barter exchange transactions and patronage dividends	Exempt payees 1 through 5
Payments over $600 required to be reported and direct sales over $5,000[1]	Generally, exempt payees 1 through 7[2]

[1] See Form 1099-MISC, Miscellaneous Income, and its instructions.

[2] However, the following payments made to a corporation (including gross proceeds paid to an attorney under section 6045(f), even if the attorney is a corporation) and reportable on Form 1099-MISC are not exempt from backup withholding: medical and health care payments, attorneys' fees, and payments for services paid by a federal executive agency.

Part I. Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. If you are a resident alien and you do not have and are not eligible to get an SSN, your TIN is your IRS individual taxpayer identification number (ITIN). Enter it in the social security number box. If you do not have an ITIN, see *How to get a TIN* below.

If you are a sole proprietor and you have an EIN, you may enter either your SSN or EIN. However, the IRS prefers that you use your SSN.

If you are a single-member LLC that is disregarded as an entity separate from its owner (see *Limited liability company (LLC)* on page 2), enter the owner's SSN (or EIN, if the owner has one). Do not enter the disregarded entity's EIN. If the LLC is classified as a corporation or partnership, enter the entity's EIN.

Note. See the chart on page 4 for further clarification of name and TIN combinations.

How to get a TIN. If you do not have a TIN, apply for one immediately. To apply for an SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office or get this form online at *www.ssa.gov*. You may also get this form by calling 1-800-772-1213. Use Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can apply for an EIN online by accessing the IRS website at *www.irs.gov/businesses* and clicking on Employer Identification Number (EIN) under Starting a Business. You can get Forms W-7 and SS-4 from the IRS by visiting *www.irs.gov* or by calling 1-800-TAX-FORM (1-800-829-3676).

If you are asked to complete Form W-9 but do not have a TIN, write "Applied For" in the space for the TIN, sign and date the form, and give it to the requester. For interest and dividend payments, and certain payments made with respect to readily tradable instruments, generally you will have 60 days to get a TIN and give it to the requester before you are subject to backup withholding on payments. The 60-day rule does not apply to other types of payments. You will be subject to backup withholding on all such payments until you provide your TIN to the requester.

Note. Entering "Applied For" means that you have already applied for a TIN or that you intend to apply for one soon.

Caution: *A disregarded domestic entity that has a foreign owner must use the appropriate Form W-8.*

Part II. Certification

To establish to the withholding agent that you are a U.S. person, or resident alien, sign Form W-9. You may be requested to sign by the withholding agent even if items 1, 4, and 5 below indicate otherwise.

For a joint account, only the person whose TIN is shown in Part I should sign (when required). Exempt payees, see *Exempt Payee* on page 2.

Signature requirements. Complete the certification as indicated in 1 through 5 below.

1. Interest, dividend, and barter exchange accounts opened before 1984 and broker accounts considered active during 1983. You must give your correct TIN, but you do not have to sign the certification.

2. Interest, dividend, broker, and barter exchange accounts opened after 1983 and broker accounts considered inactive during 1983. You must sign the certification or backup withholding will apply. If you are subject to backup withholding and you are merely providing your correct TIN to the requester, you must cross out item 2 in the certification before signing the form.

Form W-9 (Rev. 10-2007) Page 4

3. Real estate transactions. You must sign the certification. You may cross out item 2 of the certification.

4. Other payments. You must give your correct TIN, but you do not have to sign the certification unless you have been notified that you have previously given an incorrect TIN. "Other payments" include payments made in the course of the requester's trade or business for rents, royalties, goods (other than bills for merchandise), medical and health care services (including payments to corporations), payments to a nonemployee for services, payments to certain fishing boat crew members and fishermen, and gross proceeds paid to attorneys (including payments to corporations).

5. Mortgage interest paid by you, acquisition or abandonment of secured property, cancellation of debt, qualified tuition program payments (under section 529), IRA, Coverdell ESA, Archer MSA or HSA contributions or distributions, and pension distributions. You must give your correct TIN, but you do not have to sign the certification.

What Name and Number To Give the Requester

For this type of account:	Give name and SSN of:
1. Individual	The individual
2. Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account [1]
3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor [2]
4. a. The usual revocable savings trust (grantor is also trustee)	The grantor-trustee [1]
b. So-called trust account that is not a legal or valid trust under state law	The actual owner [1]
5. Sole proprietorship or disregarded entity owned by an individual	The owner [3]
For this type of account:	**Give name and EIN of:**
6. Disregarded entity not owned by an individual	The owner
7. A valid trust, estate, or pension trust	Legal entity [4]
8. Corporate or LLC electing corporate status on Form 8832	The corporation
9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
10. Partnership or multi-member LLC	The partnership
11. A broker or registered nominee	The broker or nominee
12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

[1] List first and circle the name of the person whose number you furnish. If only one person on a joint account has an SSN, that person's number must be furnished.

[2] Circle the minor's name and furnish the minor's SSN.

[3] You must show your individual name and you may also enter your business or "DBA" name on the second name line. You may use either your SSN or EIN (if you have one), but the IRS encourages you to use your SSN.

[4] List first and circle the name of the trust, estate, or pension trust. (Do not furnish the TIN of the personal representative or trustee unless the legal entity itself is not designated in the account title.) Also see *Special rules for partnerships* on page 1.

Note. If no name is circled when more than one name is listed, the number will be considered to be that of the first name listed.

Secure Your Tax Records from Identity Theft

Identity theft occurs when someone uses your personal information such as your name, social security number (SSN), or other identifying information, without your permission, to commit fraud or other crimes. An identity thief may use your SSN to get a job or may file a tax return using your SSN to receive a refund.

To reduce your risk:

- Protect your SSN,
- Ensure your employer is protecting your SSN, and
- Be careful when choosing a tax preparer.

Call the IRS at 1-800-829-1040 if you think your identity has been used inappropriately for tax purposes.

Victims of identity theft who are experiencing economic harm or a system problem, or are seeking help in resolving tax problems that have not been resolved through normal channels, may be eligible for Taxpayer Advocate Service (TAS) assistance. You can reach TAS by calling the TAS toll-free case intake line at 1-877-777-4778 or TTY/TDD 1-800-829-4059.

Protect yourself from suspicious emails or phishing schemes. Phishing is the creation and use of email and websites designed to mimic legitimate business emails and websites. The most common act is sending an email to a user falsely claiming to be an established legitimate enterprise in an attempt to scam the user into surrendering private information that will be used for identity theft.

The IRS does not initiate contacts with taxpayers via emails. Also, the IRS does not request personal detailed information through email or ask taxpayers for the PIN numbers, passwords, or similar secret access information for their credit card, bank, or other financial accounts.

If you receive an unsolicited email claiming to be from the IRS, forward this message to *phishing@irs.gov*. You may also report misuse of the IRS name, logo, or other IRS personal property to the Treasury Inspector General for Tax Administration at 1-800-366-4484. You can forward suspicious emails to the Federal Trade Commission at: *spam@uce.gov* or contact them at *www.consumer.gov/idtheft* or 1-877-IDTHEFT(438-4338).

Visit the IRS website at *www.irs.gov* to learn more about identity theft and how to reduce your risk.

Privacy Act Notice

Section 6109 of the Internal Revenue Code requires you to provide your correct TIN to persons who must file information returns with the IRS to report interest, dividends, and certain other income paid to you, mortgage interest you paid, the acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA, or Archer MSA or HSA. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. The IRS may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia, and U.S. possessions to carry out their tax laws. We may also disclose this information to other countries under a tax treaty, to federal and state agencies to enforce federal nontax criminal laws, or to federal law enforcement and intelligence agencies to combat terrorism.

You must provide your TIN whether or not you are required to file a tax return. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not give a TIN to a payer. Certain penalties may also apply.